UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 13, 2010

LATIN AMERICA VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53132	26-1516355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5521 Riviera Drive
Coral Gables, Florida 33146
(Address of principal executive offices)

(305) 799-9094
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.     OTHER EVENTS.

On May 13, 2010, Latin America Ventures, Inc. (the "Company") issued a press release announcing that it had successfully closed a reverse acquisition transaction with Minera Licancabur S.A., a Chilean company, and a private placement transaction with a group of accredited investors.  A copy of this press release is attached hereto as Exhibit 99.1.  The Company intends to file a current report on 8-K disclosing the material terms of these transactions within four business days.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

99.1	Press Release, dated May 13, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2010

LATIN AMERICA VENTURES, INC.

/s/ Jorge Osvaldo Orellana Orellana
Jorge Osvaldo Orellana Orellana
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated May 13, 2010